                                                                           Post Effective Amendment #2 to
                                                                                 Registration No. 333-59183

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________

POST EFFECTIVE AMENDMENT NO. 2
TO
FORM S-3
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
______________________

DILLARD'S, INC.
(Exact name of registrant as specified in its charter)
______________________

                       DELAWARE                                             71-0388071
               (State or other Jurisdiction of                           (I.R.S. Employer
               Incorporation or Organization)                          Identification Number)

                                              ______________________

                                          1600 Cantrell Road,
                                                 Little Rock, AR 72201
                                                Phone: (501) 376-5200
                         (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                               ______________________

                                               Paul B. Benham III,
                                            Friday, Eldredge & Clark LLP,
                                                400 West Capitol Ave.,
                                                     Suite 2000
                                               Little Rock, AR 72201
                                               Phone: (501) 376-2011
    (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                                     N/A
                         (Approximate date of commencement of proposed sale to the public)

         If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  [ ]

         If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

         If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                                   ____________________

         The Post-Effective Amendment No. 2 to Form S-3 shall become effective in accordance with
Section 8(c) of the Securities Act of 1933, as amended, on such date as the Commission, acting pursuant to Section 8(c), may determine.

                                   ____________________

DEREGISTRATION OF DEBT SECURITIES

         This Post-Effective Amendment No. 2 (the "Amendment") to the Registration Statement on Form
S-3 (SEC File No. 333-59183) is being filed by Dillard's, Inc. (the "Company") in order to deregister all of the $750,000,000.00 principal amount of Debt Securities which remain unsold under SEC File No. 333-59183.

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Post-Effective Amendment
No. 2 to Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Little Rock, State of Arkansas, on August 14, 2004.

                                                        DILLARD'S, INC.
                                                          (Registrant)

                                                     By /s/ James I. Freeman                                                         JAMES I. FREEMAN, Director,
                                                         JAMES I. FREEMAN, Director
                                                         Senior Vice President and
                                                         Chief Financial Officer

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to the Registration Statement (SEC File No. 333-59183) has been signed by the following persons in the capacities and on the dates indicated:

       (Signature)                                    (Title)                                (Date)

          *
   William Dillard, II                   Director; Chief Executive Officer            August 14, 2004

          *
    Alex Dillard                         Director; President                          August 14, 2004

          *
    Mike Dillard                         Director; Executive Vice President           August 14, 2004

          *
   Drue Corbusier                        Director; Executive Vice President           August 14, 2004

/s/James I. Freeman                      Director; Senior Vice President; Chief       August 14, 2004
                                         Financial Officer

         *
  Robert C. Connor                       Director                                     August 14, 2004

         *
    Will D. Davis                        Director                                     August 14, 2004

         *
John Paul Hammerschmidt                  Director                                     August 14, 2004

 /s/Peter R. Johnson                     Director                                     August 14, 2004

 /s/Warren A. Stephens                   Director                                     August 14, 2004

        *
   William H. Sutton                     Director                                     August 14, 2004

  /s/J. C. Watts                         Director                                     August 14, 2004

*By /s/James I. Freeman
        James I. Freeman
        Attorney-In-Fact